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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 -------------
                                    FORM 8-K
                                 -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 26, 1996



                            IRT PROPERTY COMPANY
           (Exact name of registrant as specified in its charter)





          GEORGIA                      1-7859                        58-1366611
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)
OF INCORPORATION)

                        200 GALLERIA PARKWAY, SUITE 1400
                            ATLANTA, GEORGIA  30339
                    (Address of Principal Executive Offices)

                                 (770) 955-4406
              (Registrant's telephone number, including area code)

                                ----------------
         (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5. OTHER EVENTS.

     IRT Property Company (the "Company") has completed the offering of $50.0 million of 7.45% Notes due April 1, 2001 (the "Notes"). The offering of the Notes was made pursuant to a Prospectus Supplement dated March 21, 1996 relating to the Prospectus dated November 9, 1995 filed with the Company's Shelf Registration Statement No. 33-63523 on Form S-3.

     The Notes will pay interest semi-annually on April 1 and October 1, commencing October 1, 1996. The Notes will be senior unsecured obligations of the Company and will rank equally with the Company's other unsecured and unsubordinated indebtedness. The Notes will be effectively subordinated to mortgages and other secured indebtedness of the Company and to indebtedness and other liabilities of the Company's subsidiaries. The Notes will be senior to the Company's 7.3% Convertible Subordinated Debentures due 2003.

     The net proceeds from the sale of the Notes are estimated to be approximately $49.4 million. These proceeds will be used primarily to repay borrowings under the Company's $100 million revolving credit facility which totaled $48 million as of March 21, 1996 ($36 million as of December 31, 1995). Any excess proceeds will be used for general corporate purposes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The Company is filing with this current report copies of the following documents in connection with the offering of Notes:



Exhibit            Description
-------  -------------------------------
   1     Underwriting Agreement

   4     First Supplemental Indenture
         dated as of March 26, 1996
         between IRT Property Company
         and SunTrust Bank, Atlanta

   5     Opinion as to Legality of Notes

   8     Tax Opinion

  23     Consent of Arthur Andersen LLP




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               IRT Property Company
                                             -------------------------
                                                   (Registrant)




Date: March 26, 1996                      By    /s/ Mary M. Thomas
                                             -------------------------
                                               Mary M. Thomas
                                               Executive Vice President and
                                               Chief Financial Officer




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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                  -----------

                                    EXHIBITS

                                       TO

                                 CURRENT REPORT

                                       ON

                                    FORM 8-K

                              DATED MARCH 26, 1996




                             IRT PROPERTY COMPANY














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                               INDEX TO EXHIBITS


EXHIBIT            DESCRIPTION
-------            -----------
   1     Underwriting Agreement

   4     First Supplemental Indenture
         dated as of March 26, 1996
         between IRT Property Company
         and SunTrust Bank, Atlanta

   5     Opinion as to Legality of Notes

   8     Tax Opinion

  23     Consent of Arthur Andersen LLP